Exhibit 99.1

September 2011 Barclays CEO Energy-Power Conference

2 Strong Financial Position Substantial cash flows Approximately $1 billion of liquidity Continued Exploration Success New discoveries and upcoming catalysts in existing areas Portfolio expansion provides new growth opportunities Differentiated, Proven Strategy Focus on finding new petroleum systems Excellent track record of exploration discovery and accelerated development Asymmetric Risk-Reward Opportunity Very attractive per-barrel value for substantial discovered resources Low-cost exposure to significant exploration potential Delivering Success Significant, Defined Growth Pipeline Jubilee ramping up to full capacity and long-term plateau Multiple other discoveries provide visible reserve and production growth

3 Proven Business Plan Objective Find and quickly develop large quantities of high-value barrels Results Proven and repeatable World-class Ghana asset with high-potential exploration Strategy Focus on frontier and emerging petroleum systems Thematic, rifle shot approach to exploration - Concentrated portfolio - Play diversity / prospect dependency Identify and capture significant acreage positions Stay ahead to deliver superior results and outsized returns Risk Other Ghana Discoveries New Ventures Ghana Exploration Morocco Exploration Cameroon Exploration Jubilee Field Return Kosmos Industry Frontier Emerging Growing Mature Focused Geologic Approach Process Geologically-based petroleum system analysis Contrarian perspective - First mover advantage / Better risk-reward perception

4 Creating, Maximizing, and Delivering Value Net unrisked mean discovered resources ~ 500 MMboe 2003 – 2006 Kosmos founded West Africa portfolio identified and captured Jubilee discovery – New major scale hydrocarbon basin 2007 2010 Jubilee first oil - record time Enyenra discovery 2011 NYSE KOS listing Teak, Tweneboa Deep, Banda, and Akasa discoveries New Ventures Mahogany East and Tweneboa discoveries 2008 – 2009 Legacy of Exploration Success

5 Attractive Portfolio of Opportunities Significant discovered resources and substantial exploration potential High-potential, Oil-levered Positions Based on West Africa Late Cretaceous Theme Strong and Growing Production from Jubilee Multiple Discoveries Under Appraisal and Development Upcoming Exploration Catalysts Active New Ventures Program Kosmos in West Africa

Ghana Asset Position

Foundation of the Company and platform for success

West Cape Three Points
- 30.875% WI, operated by KOS

Deepwater Tano
- 18% WI

Jubilee Field Ramping Up
- ~120 Mbopd gross around YE 2011

Development Pipeline
- 7 additional oil and gas-condensate discoveries
- Undergoing appraisal and pre-development

Significant De-risked Prospectivity
- Continued exploration success
- 7 to 15 E & A wells through 2012

Ghana's Golden Blocks [1]


GHANA
Producing
Discovery
Prospect
WEST CAPE THREE POINTS
DEEPWATER TANO
Adinkra
Oyoko
Wawa
Walnut
Ananta
Enyenra
Teak
Tweneboa/ Ntomme
Jubilee
Mahogany East
Akasa
Banda Cenomanian
Tweneboa Deep
Wassa
Asenfena
DwT Sapele
Cedrela
25 KM
10 MILES

1) Discovery/Prospect outlines based on most likely case. Discovery areas cover potential upside case.

6

7 Jubilee: Basin-Opening Discovery Jubilee Discovery (2007) 600 MMboe to > 1Bboe gross resources Ramping up to ~120 Mbopd around YE 2011 Premium to Brent pricing Highly productive capability Phase 1A planning underway Technical Operator for Development Record cycle time – 42 months Facilities delivered safely and under budget Subsequent Phases to Maintain Long-Term Production Plateau World-class find and landmark development Jubilee Field: A Giant Reservoir (23.5%) Full Field Production

8 Deepwater Tano Developments Near-term FPSO project sanction Enyenra Discovery (2010) Primarily oil encountered Sanction targeted 1H 2012 Initial two well appraisal program underway Tweneboa / Ntomme Discovery (2009) Liquid-rich gas condensate and oil Successful drill stem tests Appraisal activities planned for 2012 Tweneboa Deep Fairway (2011) Encountered liquid-rich gas-condensate Additional drilling expected in 2012 Deepwater Tano (18% WI)

9 West Cape Three Points Developments Potential integrated approach for medium-term growth Mahogany East Discovery (2008) Multiple oil-bearing reservoirs Plan of development submitted, further delineation planned Teak Discovery (2011) Oil and gas condensate encountered Six reservoirs High-impact appraisal drilling beginning 4Q 2011 Akasa Discovery (2011) Oil encountered in three good-quality reservoirs, similar to Jubilee Appraisal drilling targeted for 2012 West Cape Three Points (30.875% WI) (1) 1) Discovery/Prospect outlines based on most likely case. Discovery areas cover potential upside case. Discovery area for Akasa not yet defined

10 Ghana Exploration Upside Deepwater Tano 2012 program focused on new prospects - 2 to 3 exploration wells in 2012 Substantial upside in de-risked plays with deeper (Cenomanian) potential West Cape Three Points Cedrela prospect - 4Q 2011 targeted – currently in discussions with Ghana government - Turonian and Cenomanian targets License extension discussions ongoing with right to match offers Tano Basin petroleum system continues to grow Discoveries De-Risk Prospect Inventory Significant Opportunity Upside

Cameroon Exploration

KOSMOS ENERGY

Onshore extension of two proven deepwater fairways

Ndian River Block

- Niger River Delta play – Rio Del Rey Basin
- 100% WI, operated by Kosmos
- Over 400K gross acres
- Multiple prospects matured
- Liwenyi – significant prospect to be drilled in 2012

Kombe-N'sepe Block

- Douala Basin
- 35% WI
- Integrating recent well results
- Approximately 750K gross acres

Gross Acreage ~200 GOM Blocks

Kosmos Acreage Position in Cameroon


NIGERIA
NDIAN RIVER BLOCK
CAMEROON
Meme
Bamusso
Liwenyi
Liwenyi South
NIGER DELTA
Zafiro Complex
Alba
Sapele
Bioko Island (EqGuin)
Miocene Deltaics
TERTIARY PLAYS
N'Donga
Disangue
Bonongo
Pongo Songo
Coco East
KOMBE N'SEPE BLOCK
Sanaga Sud
Kribi (Ebome)
TERTIARY PLAYS
UPPER CRETACEOUS PLAYS
Miocene Turbidites
Late Cretaceous Turbidites
Oil Fields
Gas/Gas-Condensate Fields
Prospect
Ceiba/Okume Complex
EQUATORIAL GUINEA

11

12 Morocco Exploration Two underexplored, frontier basins with large potential Cap Boujdour 75.0% WI, operated by KOS Cretaceous targets with three independent play fairways 15+ high-graded, defined prospects Potentially drill as early as 2013 Foum Assaka Successful execution of New Ventures process 37.5% WI, operated by KOS Cretaceous and sub-salt targets Multiple fairways and prospects First well expected in 2013 Two Very Large Blocks Offshore West Africa

13 7.3 MM gross acres – Multi-billion barrel potential And Prospect Dependency A very large, unexplored Cretaceous river delta system 75% WI operated by Kosmos Cap Boujdour Unexplored Petroleum System with Play Diversity

14 1.6 MM gross acres – new ventures success Foum Assaka An overlooked petroleum system with multiple exploration opportunities 37.5% WI operated by Kosmos Multiple Plays and Fairways Overlooked & Underexplored Petroleum System

15 New Ventures: Finding More Oil Differentiated strategy and disciplined, repeatable exploration approach Petroleum System(s) Focus: Existing theme, existing geography – expand in current areas Existing theme, new geography – export success to new areas New theme, new geography – uncover new ideas and concepts

16 $ in millions 6/30/2011 Cash & Cash Equivalents $818 Restricted Cash $26 Credit Facility $1,300 Total Shareholders Equity 892 Total Capitalization 2,192 Total Liquidity $972 Financial Capacity Total liquidity reflects cash plus borrowing base less revolver borrowings Conservative Capital Structure Nearly $1 Bn in Liquidity Growing Cash Flows from Jubilee Recently Syndicated $2.0 Bn Debt Facility - $1.0 Bn accordion for the future Anticipated Capital Investments Funded through 2013 Strong Financial Position Firepower for continued development and exploration

17 Ramping Jubilee Up to Full Production Sustainable for multiple years Creating, Maximizing, and Delivering Value Progressing Next Developments Multiple discoveries on WCTP and DT Expect near-term project sanctions Executing Near-term Drilling Catalysts Cedrela exploration, Teak and Enyenra appraisal 2 to 3 Deepwater Tano exploration prospects Maturing Existing Exploration Portfolio Significant potential in Cameroon and Morocco Expanding Portfolio of Opportunities Identifying and capturing new petroleum systems More Than 100X Current Proved Reserves Significant Net Unrisked Resource Exposure

18 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Kosmos Energy Ltd. (“Kosmos” or the “Company”) expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to estimated oil and gas in place and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles and production and operating expenses guidance included in the presentation. The Company’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although the Company believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to the Company. When used in this presentation, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company’s SEC filings are available on the Company’s website at www.kosmosenergy.com. Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Cautionary Statements regarding Oil and Gas Quantities The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses terms in this presentation, such as “total unrisked resource potential,” “total discovered,” “net unrisked mean discovered resources,” “net unrisked resource exposure,” “de-risked plays,” “defined growth resources,” “de-risked prospectivity,” “discovered resources,” “potential,” “gross resources” and other descriptions of volumes of reserves potentially recoverable that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosures and risk factors in the Company’s SEC filings, available on the Company’s website at www.kosmosenergy.com. Potential drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from these estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, agreement terminations, regulatory approval and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of reserves and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.

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